                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
--------------------------------------------------------------------------------
[SCHRODERS LOGO]


PROSPECTUS




SCHRODER NORTH AMERICAN EQUITY FUND
Schroder North American Equity Fund (the "Fund") seeks capital growth by investing primarily in equity securities of companies in the United States. Schroder Investment Management North America Inc. is the Fund's investment adviser. Schroder Investment Management North America Limited serves as sub-adviser to the Fund and is responsible for making day-to-day investment decisions for the Fund. The Fund is a series of Schroder Global Series Trust.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully. You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                         SCHRODER GLOBAL SERIES TRUST


                               SEPTEMBER 15, 2003

SUMMARY INFORMATION
 o INVESTMENT OBJECTIVE. Schroder North American Equity Fund (the "Fund") seeks long-term capital growth.

 o PRINCIPAL INVESTMENT STRATEGIES. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.

   Schroder Investment Management North America Limited ("SIMNA Ltd.") is the Fund's sub-adviser responsible for day-to-day portfolio management. SIMNA Ltd. uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. SIMNA Ltd. uses that analysis to construct a highly diversified portfolio of stocks. In addition, SIMNA Ltd. attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

   The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as SIMNA Ltd.'s evaluation of economic and market factors, as well as factors affecting individual companies, changes.

   The Fund will invest in a well diversified portfolio of companies of any size that SIMNA Ltd. judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies.

   The Fund may employ a variety of strategies using derivatives, such as futures contracts and options, in order to gain exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may also invest in closed-end investment companies and in exchange-traded mutual funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

   The Fund normally invests at least 80% of its net assets (including the amount, if any, of borrowings by the Fund for investment purposes) in companies organized or with their principal places of business in North America. (If the Fund uses derivatives transactions to gain exposure to North American equity markets, it will consider the amount of that exposure to be an investment in North American companies for this purpose.) The Fund expects that it will normally invest some portion of its assets in securities of Canadian companies.

 o PRINCIPAL RISKS.

    o  It is possible to lose money on an investment in the Fund.

    o Equity securities. The values of equity securities in the portfolio may fall, or may not appreciate as anticipated by SIMNA Ltd., due to factors that adversely affect equities markets generally or particular companies in the portfolio.

    o Stock market volatility. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

    o Investment focus. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Because the Fund invests principally equity securities of U.S. companies, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

    o Management risk. There can be no assurance that SIMNA Ltd.'s use of the quantitative analysis described above will produce a portfolio that will achieve long-term capital growth or that SIMNA Ltd. will interpret or implement the results of any quantitative analysis in a manner that will result in long-term capital growth. In addition, to the extent that SIMNA Ltd. adjusts the Fund's portfolio to take advantage of short-term deviations from longer-term historical trends and cycles, there can be no assurance that such deviations will in fact occur or that the Fund's portfolio will be positioned optimally to take advantage of them.

    o Small companies. Small companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of their securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


    o Issuer-specific changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The values of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

    o Canadian investments and other non-U.S. investments. Investments in Canadian and other non-U.S. securities may entail risks not present in domestic investments including, among others, risks related to adverse political or economic developments, unfavorable changes in currency exchange rates, and unfavorable taxation.

    o Derivatives. The Fund is subject to the risks associated with investments in derivatives, including the risk that a derivative transaction may not work as intended due to unanticipated developments in market conditions or other causes, that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at a particular time or at an acceptable price. It is possible that the Fund will incur a loss in connection with a derivative transaction because the price of the derivative or the security or index on which it is based does not move in the direction, or in the amounts, anticipated by SIMNA Ltd.

FEES AND EXPENSES
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.


SHAREHOLDER FEES (paid directly from your investment):



        Maximum Sales Load Imposed on Purchases .................... None
        Maximum Deferred Sales Load ................................ None
        Maximum Sales Load Imposed on Reinvested Dividends ......... None
        Redemption Fee ............................................. None
        Exchange Fee ............................................... None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):




        Management Fees ..............................     0.25%
        Distribution (12b-1) Fees ....................     None
        Other Expenses(1) ............................     0.04%
        Total Annual Fund Operating Expenses .........     0.29%


(1) "Other Expenses" are based on estimated amounts for the Fund's first fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:



 1 YEAR     3 YEARS
--------   --------
$  30         $93

OTHER INVESTMENT STRATEGIES AND RISKS
The Fund may not achieve its objective in all circumstances. The following provides more detail about certain of the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its investment return.


CERTAIN RISKS OF INVESTING IN THE FUND


    o Derivative instruments. The Fund may buy or sell a variety of "derivative" instruments, including, for example, options and futures contracts, in order to gain exposure to particular securities or markets, in connection with hedging transactions, and otherwise to increase its return. The Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction may not perform its obligations or that the Fund will be unable to close out its position at any particular time or at an acceptable price. When the Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. If the Fund were to invest in closed-end investment companies or exchange-traded mutual funds, as a shareholder in such an investment company the Fund would bear its ratable share of that investment company's expenses, including advisory and administrative fees, in addition to its own fees and expenses. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

    o Non-U.S. investments. The Fund may invest in securities of Canadian companies and in companies located in other countries in North America other than the United States. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. Investments by the Fund in companies organized in North America that have substantial operations overseas may be subject to similar risks.

       If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency.

       The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

       In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

       Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES
In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that SIMNA Ltd. might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser or sub-adviser.

    o Securities loans and repurchase agreements. The Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.


    o Changes in investment objective and policies. The investment objective and policies of the Fund may be changed by the Board of Trustees without a vote of the shareholders. The investment policy of the Fund requiring it to invest at least 80% of its net assets, under normal circumstances, in companies organized or with their principal places of business in North America may be changed by the Trustees without shareholder approval after providing shareholders 60 days written notice as required by Securities and Exchange Commission rules.


    o Percentage investment limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by the Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.


    o Portfolio turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." SIMNA Ltd. currently expects that the Fund's portfolio turnover rate for the current fiscal year will not exceed 120%. Portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the tax effect of the Fund's portfolio turnover rate on your investment.


    o Temporary defensive strategies. At times, SIMNA Ltd. may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SIMNA Ltd. may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent SIMNA Ltd. considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.


    o Other investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

MANAGEMENT OF THE FUND
The Fund is governed by a Board of Trustees, which has retained Schroder Investment Management North America Inc. ("Schroder") to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business. Schroder has retained its affiliate, SIMNA Ltd., to serve as sub-adviser responsible for day-to-day investment decisions for the Fund.

Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroder's and SIMNA Ltd.'s ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of December 31, 2002, had in the aggregate assets under management of approximately $142.2 billion.

    o INVESTMENT ADVISORY FEES. The Fund expects to pay investment advisory fees to Schroder at the annual rate of 0.25% of the Fund's average daily net assets. As compensation for SIMNA Ltd.'s services as sub-adviser to the Fund, Schroder will pay to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroder receives from the Fund.

    o PORTFOLIO MANAGERS. All investment decisions for the Fund are made by a team of investment professionals at SIMNA Ltd.


Schroder Fund Advisors Inc. serves as the administrator to the Fund; it receives no compensation for its services as administrator. J.P. Morgan Investor Services Co. serves as sub-administrator to the Fund and receives a fee from the Fund for its services.



HOW THE FUND'S SHARES ARE PRICED

The Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day the Exchange is open. For purposes of determining net asset value, certain options and futures contracts held by the Fund may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange. The Fund expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Securities and assets for which market values are not ascertainable are valued at their fair values, and short-term investments that will mature in 60 days or less are valued using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


HOW TO BUY SHARES

The Fund sells shares through its distributor, Schroder Fund Advisors Inc., at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund.

You may purchase shares of the Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Shares of the Fund are sold at their net asset value next determined after the Fund or its transfer agent, Boston Financial Data Services, Inc. ("BFDS"), receives your order. In order for you to receive the Fund's next determined net asset value, the Fund or BFDS must receive your order before the close of trading on the New York Stock Exchange. The Fund reserves the right to reject any order to purchase shares of the Fund.

The minimum investment for initial purchases of shares is $250,000; the minimum for subsequent purchases is $25,000. The Fund may, in its sole discretion, accept smaller initial or subsequent investments. The Fund does not issue share certificates.

The Fund may suspend the offering of its shares for any period of time. The Fund may also change any investment minimum from time to time.


PURCHASES BY CHECK

You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted. You should direct your check and your completed Account Application as follows:



REGULAR MAIL                   OVERNIGHT OR EXPRESS MAIL
----------------------------   -------------------------------------
     Schroder Mutual Funds     Boston Financial Data Services, Inc.
     P.O. Box 8507             Attn: Schroder Mutual Funds
     Braintree, MA 02266       66 Brooks Drive
                               Braintree, MA 02184

For initial purchases, your check must be accompanied by a completed Account Application.


PURCHASES BY BANK WIRE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 484-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C: Mutual Fund Account Number
               Schroder North American Equity Fund

Your purchase will not be processed until the wired funds have been received.


PURCHASES IN-KIND

Shares of the Fund may be purchased for cash or in exchange for securities, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) Securities accepted by Schroder will be valued in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a gain or loss upon the exchange or federal income tax purposes. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108, their Schroder client representative, or other financial intermediary.


OTHER PURCHASE INFORMATION

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

If correspondence to the shareholder's address of record is returned, then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.



HOW TO SELL SHARES

TIMING

You may sell your shares back to the Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. Payment for shares is generally sent on the business day after a request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

The Fund may redeem shares in whole or in part by a distribution in-kind of portfolio securities in lieu of cash. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. Securities distributed in-kind by the Fund may, but will not necessarily, include a pro rata portion of all of the Fund's portfolio holdings at the time or a smaller number of stocks selected by Schroder as generally representative of the portfolio. You should expect to incur brokerage expenses and other transaction costs in the sale of any securities you receive from the Fund through a distribution in-kind. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them.


INVOLUNTARY REDEMPTIONS

If, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000), the Fund may choose to redeem your shares and pay you for them. You will receive at least 30 days written notice before the Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION

The Fund may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the Exchange is closed;
(2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


GENERAL

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact the Transfer Agent at (800) 464-3108, your Schroder client representative or your financial intermediary. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Fund generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.


EXCHANGE

Shares may not currently be exchanged for shares of other mutual funds.



DIVIDENDS AND DISTRIBUTIONS

The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

    o  Reinvest all distributions in additional shares of the Fund;

    o Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of the Fund; or

    o  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.


TAXES

U.S. SHAREHOLDERS. For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income, and taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.

Any gain resulting from a redemption, sale, or exchange (including an exchange for shares of another Fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

NON-U.S. SHAREHOLDERS. U.S. federal tax law generally requires that a 30% tax be withheld from dividends other than Capital Gain Dividends paid on Fund shares beneficially held by non-U.S. shareholders. This withholding tax may, in some cases, be reduced or eliminated by an applicable tax treaty. In particular, the U.S.-U.K. tax treaty currently in effect provides for an exemption from the U.S. withholding tax imposed on dividends paid by the Fund to shareholders that are U.K. resident pension schemes and that otherwise qualify for treaty benefits. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain U. S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local, and foreign tax consequences of investing in the Fund.

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                               875 Third Avenue
                           New York, New York 10022


                            INVESTMENT SUB-ADVISER
             Schroder Investment Management North America Limited
                               31 Gresham Street
                                London EC2V 7QA


                         DISTRIBUTOR AND ADMINISTRATOR
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10022


                               SUB-ADMINISTRATOR
                       J.P. Morgan Investor Services Co.
                               73 Tremont Street
                          Boston, Massachusetts 02108


                                   CUSTODIAN
                              JPMorgan Chase Bank
                                270 Park Avenue
                           New York, New York 10017


                    TRANSFER AND DIVIDEND DISBURSING AGENT
                     Boston Financial Data Services, Inc.
                              Two Heritage Drive
                       North Quincy, Massachusetts 02171


                                    COUNSEL
                               Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110


                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers LLP
                              Two Commerce Square
                                  Suite 1700
                              2001 Market Street
                       Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------


SCHRODER GLOBAL SERIES TRUST
SCHRODER NORTH AMERICAN EQUITY FUND


Schroder North American Equity Fund has a statement of additional information
(SAI) which includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call collect to
(617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Fund's file number under the Investment Company Act, which is 811-21364.


SCHRODER GLOBAL SERIES TRUST
Schroder North American Equity Fund
875 Third Avenue
New York, New York 10022
(800) 464-3108


File No. 811-21364

                       SCHRODER NORTH AMERICAN EQUITY FUND


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               September 15, 2003


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Fund, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus of the Fund dated September 15, 2003, as amended or supplemented from time to time. Investors may obtain free copies of the Prospectus by calling the Fund at (800) 464-3108. From outside the United States, please call collect to
(617) 483-5000 and ask to speak with a Schroder Mutual Funds representative. The Fund is a series of Schroder Global Series Trust.

                                TABLE OF CONTENTS


TRUST HISTORY................................................................  1
FUND CLASSIFICATION..........................................................  1
CAPITALIZATION AND SHARE CLASSES.............................................  1
ADDITIONAL INFORMATION CONCERNING CERTAIN DERIVATIVE INSTRUMENTS.............  1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS....................  9
INVESTMENT RESTRICTIONS...................................................... 13
MANAGEMENT OF THE TRUST...................................................... 15
SCHRODER AND ITS AFFILIATES.................................................. 20
ADVISORY AGREEMENTS.......................................................... 20
ADMINISTRATIVE SERVICES...................................................... 23
DISTRIBUTOR.................................................................. 24
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................... 24
DETERMINATION OF NET ASSET VALUE............................................. 25
TAXES........................................................................ 27
PRINCIPAL HOLDERS OF SECURITIES.............................................. 30
PERFORMANCE INFORMATION...................................................... 30
CUSTODIAN.................................................................... 31
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................. 31
INDEPENDENT ACCOUNTANTS...................................................... 31
CODE OF ETHICS............................................................... 31
LEGAL COUNSEL................................................................ 32
SHAREHOLDER LIABILITY........................................................ 32
FINANCIAL STATEMENTS......................................................... 33

                       SCHRODER NORTH AMERICAN EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY


Schroder Global Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003. The Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder North American Equity Fund (the "Fund") is the only series of shares currently comprising the Trust. Schroder Investment Management North America Inc. ("Schroder") serves as investment adviser to the Fund. Schroder Investment Management North America Limited ("SIMNA Ltd."), an affiliate of Schroder, serves as sub-adviser to the Fund responsible for day-to-day portfolio management.


FUND CLASSIFICATION

The Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This means that with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, shareholders of the Fund would receive the net assets of the Fund.


ADDITIONAL INFORMATION CONCERNING CERTAIN DERIVATIVE INSTRUMENTS

Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. The Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."


                                     OPTIONS

The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. The Fund may write put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroder may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

The Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation.


Government regulations, particularly the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may also restrict the Fund's use of options.


                                FUTURES CONTRACTS

The Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on recognized exchanges. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Fund will not enter into a futures contract or option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets (or such other limit permitted by applicable regulatory authority).

FUTURES ON SECURITIES AND RELATED OPTIONS. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on securities is subject to Schroder's ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of market decline which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in securities index futures contracts, and in related options. An index futures contract is a contract to buy or sell units of a specified securities index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York

Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.


                              REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

                       LOANS OF FUND PORTFOLIO SECURITIES

The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.


                               FOREIGN SECURITIES

The Fund may invest in securities principally traded in foreign markets. Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.


Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.


                          FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange.


Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


                         TEMPORARY DEFENSIVE STRATEGIES

As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Fund. The Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Any other investment policies described in the Prospectus and this SAI may be changed by the Trustees without shareholder approval.

The Fund will not:

FUNDAMENTAL POLICIES:

1. As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2. As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3. Invest 25% or more of the value of its total assets in any one industry.

4. Borrow money, except to the extent permitted by applicable law from time to time.


         Note: The Investment Company Act currently prohibits a mutual fund from borrowing money unless, generally, the ratio that the total assets of the fund, including any amounts borrowed (less the fund's liabilities other than the amount of any borrowings), bears to the amounts borrowed is at least 300%.


5. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

7. Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).


9. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

         Note: The Investment Company Act currently prohibits a mutual fund from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 4 above).


NON-FUNDAMENTAL POLICY:

1. The Fund will not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale determined by the Fund's investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with rule 144A under the Securities Act of 1933 as amended. Such securities may be determined by the Fund's investment adviser to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.


All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund is required by law to maintain the 300% asset coverage ratio described above in the Note following restriction 4, and the Fund for any reason ceases to maintain that asset coverage, it will take steps promptly to restore that asset coverage ratio.

MANAGEMENT OF THE TRUST


The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder provides investment advisory services to the Fund and, subject to the control of the Trustees, also manages the Fund's other affairs and business. Subject to oversight of the Trustees and the direction and control of Schroder, SIMNA Ltd. serves as sub-adviser to the Fund and, in this capacity, furnishes a continuing investment program for the Fund and makes day-to-day investment decisions on its behalf.


The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.


                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (each, a "Disinterested Trustee").


-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                             TERM OF                           PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED  DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
John I. Howell, 86           Trustee      Indefinite     Trustee and Lead            7          American Life
875 Third Avenue, 22nd Fl.                Since July     Disinterested                          Insurance Co. of New
New York, NY 10022                        2003           Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Insurance Co. of
                                                         Capital Funds                          the City of New York;
                                                         (Delaware) and                         First SunAmerica Life
                                                         Schroder Series                        Insurance Co.
                                                         Trust; Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting)

-----------------------------------------------------------------------------------------------------------------------

Peter S. Knight, 52          Trustee      Indefinite     Trustee of the              7          Medicis
875 Third Avenue, 22nd Fl.                Since July     Trust, Schroder                        Pharmaceutical
New York, NY 10022                        2003           Capital Funds                          Corp.;  EntreMed,
                                                         (Delaware) and                         Inc.; Pharmaceutical
                                                         Schroder Series                        Resources, Inc.
                                                         Trust; Director,
                                                         Schroder Astra
                                                         Fund, Ltd.;
                                                         Director,
                                                         Schroder Credit
                                                         Renaissance Fund,
                                                         LP; Director,
                                                         Schroder
                                                         Alternative
                                                         Investment Fund;
                                                         Director,
                                                         Schroder
                                                         Alternative
                                                         Strategies Fund;
                                                         Director,
                                                         Schroder Emerging
                                                         Markets Debt
                                                         Opportunity Fund;
                                                         Managing
                                                         Director, MetWest
                                                         Financial
-----------------------------------------------------------------------------------------------------------------------



                                      B-15


-----------------------------------------------------------------------------------------------------------------------
                                                         (financial services).
                                                         Formerly, President,
                                                         Sage Venture Partners
                                                         (investing); Partner,
                                                         Wunder, Knight,
                                                         Forscey & DeVierno
                                                         (law firm)

-----------------------------------------------------------------------------------------------------------------------

Clarence F. Michalis, 81     Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since July     Trust, Schroder
New York, NY 10022                        2003           Capital Funds
                                                         (Delaware) and
                                                         Schroder Series
                                                         Trust; Chairman
                                                         of the Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation

-----------------------------------------------------------------------------------------------------------------------





                               INTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust (each, an "Interested Trustee").


-----------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Catherine A. Mazza, 43*     Trustee,      Indefinite    Trustee, President           7                   None
875 Third Avenue, 22nd Fl.  President     Since May     and Chief
New York, NY 10022          and Chief     2003          Executive Officer
                            Executive                   of the Trust,
                            Officer                     Schroder Capital
                                                        Funds (Delaware)
                                                        and Schroder
                                                        Series Trust;
                                                        Senior Vice
                                                        President,
                                                        Schroder
                                                        Investment
                                                        Management North
                                                        America Inc.;
                                                        President and
                                                        Director, Schroder
                                                        Fund Advisors, Inc.

-----------------------------------------------------------------------------------------------------------------------



* Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc. and its affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.


-----------------------------------------------------------------------------------------------------------------------
   NAME, AGE AND ADDRESS     POSITION(S) HELD WITH          TERM OF OFFICE               PRINCIPAL OCCUPATION(S)
        OF OFFICER                   TRUST            AND LENGTH OF TIME SERVED            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Catherine A. Mazza, 43       See above               See above                     See above
875 Third Avenue, 22nd Fl.
New York, NY 10022
-----------------------------------------------------------------------------------------------------------------------

Alan M. Mandel, 45           Treasurer and           Indefinite                    First Vice President, Schroder
875 Third Avenue, 22ndFl.    Principal Financial     Since May 2003                Investment Management North
New York, NY 10022           and Accounting Officer                                America Inc.; Senior Vice
                                                                                   President, Treasurer and Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   Treasurer and Chief Financial
                                                                                   Officer, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Series
                                                                                   Trust.  Formerly, Director of
                                                                                   Mutual Fund Administration for
                                                                                   Salomon Brothers Asset Management.

-----------------------------------------------------------------------------------------------------------------------

Barbara Brooke Manning, 56   Vice President          Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.                           Since July 2003               and Chief Compliance Officer,
New York, NY  10022                                                                Schroder Investment Management
                                                                                   North America Inc. and Schroder
                                                                                   Fund Advisors Inc.; Vice
                                                                                   President, Schroder Capital Funds
                                                                                   (Delaware) and Schroder Series
                                                                                   Trust. Formerly, Special Counsel,
                                                                                   Roseman & Colin (law firm);
                                                                                   Assistant Regional Administrator,
                                                                                   Securities & Exchange Commission,
                                                                                   Northeast Regional Office.

-----------------------------------------------------------------------------------------------------------------------

Carin F. Muhlbaum, 41        Vice President and      Indefinite                    First Vice President and General
875 Third Avenue, 22nd Fl.   Clerk                   Since May 2003                Counsel, Schroder Investment
New York, NY 10022                                                                 Management North America Inc.;
                                                                                   First Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Capital
                                                                                   Funds (Delaware) and Schroder
                                                                                   Series Trust.

-----------------------------------------------------------------------------------------------------------------------

Nicholas J. Rossi, 40        Assistant Vice          Indefinite                    Assistant Vice President and
875 Third Avenue, 22nd Fl.   President and           Since July 2003               Assistant Secretary, Schroder
New York, NY 10022           Assistant Clerk                                       Investment Management North
                                                                                   America Inc.; Assistant Vice
                                                                                   President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Vice President and
                                                                                   Assistant Secretary/Clerk,
                                                                                   Schroder Capital Funds (Delaware)
                                                                                   and Schroder Series Trust.

-----------------------------------------------------------------------------------------------------------------------


                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------
                                                         POSITIONS HELD WITH
                                                        AFFILIATED PERSONS OR
                                                        PRINCIPAL UNDERWRITERS
              NAME                                           OF THE TRUST
--------------------------------------------------------------------------------

Catherine A. Mazza                                            See above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Alan M. Mandel                                                See above
--------------------------------------------------------------------------------

Barbara Brooke Manning                                        See above

--------------------------------------------------------------------------------

Carin F. Muhlbaum                                             See above

--------------------------------------------------------------------------------

Nicholas J. Rossi                                             See above

--------------------------------------------------------------------------------


                       COMMITTEES OF THE BOARD OF TRUSTEES


Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Howell, Knight and Michalis). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and Schroder and its affiliates and the possible effect of those services on the independence of those accountants.

Nominating Committee. All of the Disinterested Trustees (Messrs. Howell, Knight and Michalis) serve as a Nominating Committee of the Board of Trustees responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address.


                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2002. None of the Trustees owns shares of the Fund.


----------------------------------------------------------------------------------------
                                                           AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY
                                                         SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY     INVESTMENT COMPANIES OVERSEEN
                                  SECURITIES IN             BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                   FUND                   INVESTMENT COMPANIES*
----------------------------------------------------------------------------------------
                            Ranges:                     Ranges:
                            --------                    -------
                                  None                        None
                                  $1-$10,000                  $1-$10,000
                                  $10,001-$50,000             $10,001-$50,000
                                  $50,001-$100,000            $50,001-$100,000
----------------------------------------------------------------------------------------




                                      B-18




----------------------------------------------------------------------------------------
                                  Over $100,000               Over $100,000
----------------------------------------------------------------------------------------
John I. Howell                         None                    $10,001 - $50,000

----------------------------------------------------------------------------------------
Peter S. Knight                        None                          None

----------------------------------------------------------------------------------------
Clarence F. Michalis                   None                      Over $100,000

----------------------------------------------------------------------------------------
Catherine A. Mazza                     None                      Over $100,000

----------------------------------------------------------------------------------------

*For these purposes, the Trust, Schroder Capital Funds (Delaware) and Schroder Series Trust are considered part of the same "Family of Investment Companies."



For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2002:


-------------------------------------------------------------------------------------------------------------
                           NAME OF OWNERS
                                AND
                           RELATIONSHIPS                                         VALUE OF       PERCENT OF
    NAME OF TRUSTEE          TO TRUSTEE         COMPANY      TITLE OF CLASS     SECURITIES         CLASS
-------------------------------------------------------------------------------------------------------------
John I. Howell                  N/A               N/A              N/A              N/A             N/A

-------------------------------------------------------------------------------------------------------------
Peter S. Knight                 N/A               N/A              N/A              N/A             N/A

-------------------------------------------------------------------------------------------------------------
Clarence F. Michalis            N/A               N/A              N/A              N/A             N/A

-------------------------------------------------------------------------------------------------------------


                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroder or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October 31, 2002. (Interested Trustees who are employees of Schroder or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroder and its affiliates).

-----------------------------------------------------------------------------------------------------------
                                                 AGGREGATE
                                                COMPENSATION            TOTAL COMPENSATION FROM TRUST AND
          NAME OF TRUSTEE                        FROM TRUST               FUND COMPLEX PAID TO TRUSTEES*
-----------------------------------------------------------------------------------------------------------
John I. Howell                                      N/A                              $18,500

-----------------------------------------------------------------------------------------------------------
Peter S. Knight                                     N/A                              $18,000

-----------------------------------------------------------------------------------------------------------
Clarence F. Michalis                                N/A                              $18,500

-----------------------------------------------------------------------------------------------------------

   * The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of Schroder Capital Funds (Delaware) and Schroder Series Trust. The Trust, Schroder Capital Funds (Delaware) and Schroder Series Trust are considered part of the same "Fund Complex" for these purposes.


The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.



SCHRODER AND ITS AFFILIATES


Schroder serves as the investment adviser for the Fund. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2002, had under management assets of approximately $142.2 billion. Schroder's address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc. SIMNA Ltd.'s address is 31 Gresham St., London EC2V 7QA, United Kingdom.


Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.


ADVISORY AGREEMENTS

Investment Advisory Agreement. Under an Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Schroder, which was approved by the Board of Trustees of the Trust and the shareholder of the Fund in

July 2003, Schroder, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

Under the Advisory Agreement, Schroder is required to continuously furnish the Fund investment programs consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. As compensation for services provided to the Fund pursuant to the Advisory Agreement, Schroder is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets.


Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.


Under the Advisory Agreement, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Advisory Agreement provides that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Advisory Agreement may be terminated without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroder, on 60 days' written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Investment Subadvisory Agreement. The Board of Trustees of the Trust has approved arrangements whereby Schroder would retain Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser to the Fund. In connection therewith, in July 2003, the Board of Trustees of the Trust and the shareholder of the Fund approved an Investment Subadvisory Agreement (the "Subadvisory Agreement") between Schroder, SIMNA Ltd. and the Trust on behalf of the Fund.

Under the Subadvisory Agreement, subject to the oversight of the Board and the direction and control of Schroder, SIMNA Ltd. will be required to provide on behalf of the Fund the portfolio management services required of Schroder under the Fund's Advisory Agreement. Accordingly, SIMNA Ltd. will be required to continuously furnish the Fund investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

For the services to be rendered by SIMNA Ltd., Schroder (and not the Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to twenty-five percent (25%) of all fees actually paid by the Trust to Schroder for such period under the Fund's Advisory Agreement, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear twenty-five percent (25%) of any voluntary fee waiver observed or expense reimbursement borne by Schroder with respect to the Fund for such period.

The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability for any error of judgment or for any loss suffered by the Trust or Schroder in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees as to the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund on 60 days' written notice to SIMNA Ltd., (ii) by Schroder on 60 days' written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroder and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Trustees' Approval Of Advisory Agreements. In determining to approve the Advisory Agreement with Schroder, the Trustees met with relevant management personnel and discussed with management the respective roles of Schroder and SIMNA Ltd. in the management of the Fund. The Trustees took into account the time and attention devoted by senior management and other personnel of Schroder in connection with the management of the Fund, including oversight of the investment program of the Fund and SIMNA Ltd.'s implementation of that program. The Trustees also considered the business reputation of Schroder and its financial resources.

The Trustees considered the quality of the services to be provided by Schroder to the Fund. The Trustees gave substantial consideration to the fees payable under the Advisory Agreement. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds and funds with net asset levels comparable to the projected size of the Fund. The Trustees evaluated the expected profitability to Schroder of the Advisory Agreement (taking into account the fact that a portion of the fee is to be paid to SIMNA Ltd.), concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive."

In approving the Subadvisory Agreement between Schroder, SIMNA Ltd. and the Trust on behalf of the Fund, the Trustees considered SIMNA Ltd.'s qualifications and the proposed services to be provided to the Fund, taking into account that Schroder and SIMNA Ltd. are affiliated entities under common control. In particular, the Trustees considered the education, qualifications, and experience of the investment personnel at SIMNA Ltd. who would be involved in providing portfolio management services to the Fund, as well as other resources available at SIMNA Ltd. to support the portfolio management team. In this connection, the Trustees also considered the research capabilities of SIMNA Ltd. The Trustees received information concerning the investment processes to be applied by SIMNA Ltd. in managing the Fund, as disclosed in the Prospectus. The Trustees also received information concerning the historical performance of other client accounts managed by SIMNA Ltd. utilizing these same investment processes.

The Trustees noted that, under the Subadvisory Agreement, SIMNA Ltd. would be expected to provide substantially the same scope and quality of portfolio management services on behalf of the Fund as would have been provided by Schroder under the Advisory Agreement. The Trustees also concluded that the fees to be paid by Schroder to SIMNA Ltd. under the Subadvisory Agreement are fair and reasonable, given the scope and quality of the services to be rendered by SIMNA Ltd.

The Trustees evaluated the capability of Schroder with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees considered the procedures of Schroder and SIMNA Ltd. designed to fulfill their fiduciary duties to the Fund with respect to possible conflicts of interest, including Codes of Ethics (regulating the personal trading of its officers and employees), and the records of those firms in these matters.


ADMINISTRATIVE SERVICES


On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications;
(2) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions; and (3) general supervision of the operation of the Funds, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder Investment Management North America Inc. and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

J.P. Morgan Investor Services Co. ("Morgan"), 73 Tremont Street, Boston, MA 02108, serves as sub-administrator to the Fund. On behalf of the Fund, the Trust has entered into a mutual funds service agreement with Morgan under which Morgan, subject to the oversight and control of Schroder Fund Advisors Inc., provides management and administrative services necessary for the operation of the Fund, including, among other things, preparation of shareholder reports and communications and regulatory compliance, such as reports to and filings with the SEC and state securities commissions. That agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Morgan or by Morgan upon 60 days' written notice to the Trust.

For providing administrative services, Schroder Fund Advisors Inc. is not currently entitled to receive any compensation from the Fund. Morgan is paid compensation by the Fund for its services as sub-administrator as follows: For Fund Administration services, Morgan will be paid a monthly fee based on an annual rate of $24,000 plus 0.0035 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0020 of 1% of the Fund's average daily net assets in excess of $1 billion. For Fund Accounting services, Morgan will be paid a monthly fee based on an annual rate of $30,000 plus 0.0040 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0030 of 1% of the Fund's average daily net assets in excess of $1 billion.


DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Fund's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES


ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.


BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroder may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroder and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), Schroder may cause the Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.


SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroder described above.


OTHER PRACTICES. Schroder and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of each class of shares of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for trading. For purposes of determining net asset value, certain options and futures contracts held by the Fund may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange.


The Trustees have established procedures for the valuation of the Fund's securities, which are summarized below.

Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the NASDAQ official closing price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, in accordance with procedures established by the Trustees, unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Options and futures contracts traded on a securities exchange or board of trade may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange. Such options and futures contracts shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).


All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

Long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

If any securities held by the Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair values.

The proceeds received by the Trust for each issue or sale of the Fund's shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share (to the extent the Trust has issued shares in one or more other series) of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. If the Trust should issue shares in more than one series, expenses with respect to any two or more series or classes may be allocated in proportion to the net asset values of the respective series or classes except where allocations of direct expenses can otherwise be fairly made to a specific series or class.

TAXES

U.K. RESIDENT PENSION SCHEMES. The U.S. withholding tax imposed on dividends paid by the Fund (as described below under "Taxes - Non-U.S. Shareholders") to investors that are U.K. resident pension schemes may be eliminated pursuant to the U.S.-U.K. tax treaty currently in effect. To benefit from the U.S. withholding tax exemption under the treaty, a U.K. resident pension scheme must, among other requirements, be considered both a "pension scheme" and a "qualified person" as defined in the treaty and must be considered to "derive" the dividend within the meaning of the treaty. Consult your tax advisor to determine eligibility for treaty benefits.

The remainder of this discussion provides information generally about the U.S. federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends (including capital gain dividends).

In order to qualify as a RIC accorded special tax treatment, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. The Fund intends to make such distributions.

If the Fund were to fail to qualify for taxation as a RIC for any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


U.S. SHAREHOLDERS. The Fund's distributions generally will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains (that is, net gains from capital assets held for no more than one year). Distributions properly designated by the Fund as capital gain dividends (that is, net gains on the sale of capital assets held for more than one year over net losses on the sale of capital assets held for not more than one year) ("Capital Gain Dividends") will be taxable as long-term capital gains, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Fund for the preceding year. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Upon the disposition of shares of the Fund (whether by sale, exchange, or redemption), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to such shares. In addition, any loss realized on a taxable disposition of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

NON-U.S. SHAREHOLDERS. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a shareholder who is not a U.S. person within the meaning of the Code (a "foreign person") are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. To claim such treaty benefits, the foreign person must certify in advance of payment its eligibility under applicable Internal Revenue Service procedures. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will generally not be subject to withholding of U.S. federal income tax. If a beneficial owner who is a foreign person has a trade or business in the U.S., and the dividends are "effectively connected" with the conduct by the beneficial holder with a trade or business in the U.S. as defined in the Code, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is "effectively connected" with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met. If you are eligible for the benefits of a tax treaty, any "effectively connected" income or gain will generally be subject to U.S. federal income tax on a net basis only if it is attributable to a permanent establishment maintained by you in the U.S. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FOREIGN INVESTMENTS. With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign withholding and other taxes. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other cash distributions if you have not provided the Fund with your correct taxpayer identification number or appropriate certification, if you have underreported dividend or interest income, or if you fail to certify to the Fund that you are not subject to such backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

For a foreign investor to qualify for exemption from backup withholding under tax treaties, the foreign investor must comply with certain filing and certification requirements. Foreign investors should consult their tax advisors in this regard.

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in the Fund based on the law as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of July 23, 2003, Schroder Investment Management North America Inc. owned all of the outstanding shares of the Fund. Accordingly, Schroder Investment Management North America Inc. will be deemed to control the Fund

As of July 23, 2003, the Trustees of the Trust and the officers of the Trust, as a group, owned none of the outstanding shares of the Fund.


PERFORMANCE INFORMATION

Average annual total return of a class of shares of the Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of the Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense waiver or limitation is in effect will be greater than if the waiver or limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for the Fund's shares may be compared to various indices.

From time to time, Schroder, Morgan, or any of their affiliates that provide services to the Fund may reduce their compensation or assume expenses of the Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase the Fund's total return during the period of the waiver or assumption.

CUSTODIAN

JP Morgan Chase Bank, 270 Park Avenue, New York, New York ("Chase"), is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

The Trust, Schroder, and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a combined Code of Ethics, and SIMNA Ltd. has adopted a Code of Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

LEGAL COUNSEL


Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.


SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS



                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees and Shareholders of Schroder North American Equity Fund


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations presents fairly, in all material respects, the financial position of Schroder North American Equity Fund, a series of Schroder Global Series Trust (the "Fund") at September 11, 2003, and the results of its operations for the period May 27, 2003 (organization date) to September 11, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


September 11, 2003
Philadelphia, Pennsylvania

                          SCHRODER GLOBAL SERIES TRUST
                       SCHRODER NORTH AMERICAN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 11, 2003



Assets:
         Cash .....................................................    $100,000
         Deferred offering costs (Note 1) .........................      38,000
         Receivable from Investment Adviser (Note 1) ..............      45,000
                                                                       --------
                  Total Assets ....................................     183,000
                                                                       --------

Liabilities:
         Offering costs payable (Note 1) ..........................      38,000
         Organizational expenses payable (Note 1) .................      45,000
                                                                       --------
                  Total Liabilities ...............................      83,000
                                                                       --------

                  Net Assets ......................................    $100,000
                                                                       ========

Analysis of Net Assets:
         Common Stock, $0.0001 par value, unlimited shares authorized, 10,000 shares issued and outstanding

                  Net Assets ......................................    $100,000
                                                                       ========

Net Asset Value per Share: ........................................    $  10.00
                                                                       ========

                          SCHRODER GLOBAL SERIES TRUST
                       SCHRODER NORTH AMERICAN EQUITY FUND
                             STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED SEPTEMBER 11, 2003 (A)




         Organizational expenses                               $ 45,000
                                                               --------
         Advisor reimbursement                                  (45,000)
                                                               --------
                  Net Investment Income                        $  - 0 -
                                                               ========


(a)   The Trust was organized on May 27, 2003.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION


         Schroder Global Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on May 27, 2003. Schroder North American Equity Fund (the "Fund") is the only series of shares currently comprising the Trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The investment objective of the Fund is to seek long-term capital growth. Estimated organizational expenses of the Trust in the amount of approximately $45,000 incurred prior to the offering of the Fund's shares will be borne by Schroder Investment Management North America Inc. (the "Investment Adviser"). Under an Organizational Expense Reimbursement Agreement between the Investment Adviser and the Trust, the Trust will reimburse the Investment Adviser for such organizational expenses following such time (not to exceed two years from the Fund's commencement of investment activities) as the net assets of the Trust exceed $900 million in value. It is estimated that the Investment Adviser will incur, and be reimbursed, approximately $38,000 in offering costs. Actual costs could differ from these estimates. Costs incurred by the Fund in connection with its initial offering will be amortized on a straight-line basis over a one-year period, starting with the commencement of the Fund's operations.


NOTE 2.    AGREEMENTS

         The Trust has entered into an Investment Advisory Agreement with the Investment Adviser. As full compensation for the services and facilities furnished to the Fund and expenses of the Fund incurred by the Investment Adviser, the Fund will pay the Investment Adviser an annual fee, calculated and payable monthly, at the rate of 0.25% of the Fund's average daily net assets.

         Shares of the Fund are distributed by Schroder Fund Advisors Inc. (the "Distributor"), an affiliate of the Investment Adviser. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Trust has also entered into an Administration Agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund. Schroder Fund Advisors Inc. does not receive any reimbursement from the Fund for services provided under the Administration Agreement.

         On behalf of the Funds, the Trust has entered into a Global Custody Agreement with JPMorgan Chase Bank and an Administrative Service Agreement with J.P. Morgan Investor Services Co.,

("Morgan"), under which Morgan, subject to the oversight and control of Schroder Fund Advisors Inc., provides custody, administrative and fund accounting services to the Fund. The Trust has also entered into a Transfer Agency and Services Agreement with State Street Bank and Trust Company to act as the Trust's Transfer and Shareholder Services Agent.

NOTE 3.  BENEFICIAL INTEREST


         All shares of the Fund outstanding as of September 11, 2003 were owned by the Investment Adviser.